THE TRAVELERS SERIES TRUST:
                                                             LARGE CAP PORTFOLIO
                                                    SUPPLEMENT DATED MAY 4, 2005
                                                                   TO PROSPECTUS
                                                               DATED MAY 2, 2005

The following information supplements each of the above referenced prospectuses. Please retain this supplement and keep it with your prospectus for future reference.

Effective May 2, 2005, Bahaa Fam, whose biographical data is discussed in this supplement, replaced Karen Firestone as the Portfolio Manager to the Fund. In conjunction with the change in Portfolio Manager, there were changes in the investment strategies of the Fund, as set out below.

    1. The following replaces the "SELECTION PROCESS" paragraph under the "GOALS AND INVESTMENTS" section on page 1 of the prospectus:

The subadviser normally invests at least 80% of the Fund's assets in securities of companies with large market capitalizations. Although a universal definition of large market capitalization companies does not exist, for purposes of the Fund, the subadviser generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 1000 Index or the S&P 500. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose capitalization falls below this level after purchase continue to be considered to have a large market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of the index.

The subadviser invests the Fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

The subadviser uses the Russell 1000 Growth Index as a guide in structuring the Fund and selecting its investments. The subadviser considers the Fund's security, industry, and market capitalization weightings relative to the index.

The subadviser may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The subadviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity, and investment risk. In buying and selling securities for the Fund, the subadviser invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


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    2.   The Fund will use the Russell 1000 Growth Index as its comparative index. As such, the first paragraph and "AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004" table of the "FUND PERFORMANCE" section of the Prospectus on page 2 are deleted and replaced with the following:

The chart and table below show how an investment in the Fund has varied over time and provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual total returns for 1, 5 and 10 years (or from the Fund's inception) compare with those of two broad-based securities market indexes, the Russell 1000 Growth Index ("Russell 1000") and the Standard & Poor's 500 ("S&P 500"). The Portfolio Manager has determined that the Russell 1000 Growth Index is the more appropriate index than the S&P 500 Index for use as a comparative index since it more closely reflects the performance of the securities in which the Fund invests. The indices are unmanaged and therefore do not incur the same management and trading expenses as the Fund does. An investor cannot invest directly in an index. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. If such expenses were included, the returns would have been lower. Past performance can give some indication of the Fund's risk, but does not guarantee future results.

         -------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004

                                                            LIFE OF
                                     1 YEAR     5 YEAR       FUND*
                                   ----------- ---------- ------------
           Large Cap.............       6.52%     -6.23%        7.14%
           Russell 1000..........       6.30%     -9.29%        6.45%
           S&P 500...............      10.87%     -2.30%        9.57%
           *  The fund commenced operations on August 30, 1996.
         -------------------------------------------------------------




3. The last sentence in the paragraph under the "SUBADVISER AND PORTFOLIO MANAGER" heading in the "MANAGEMENT" section is being replaced with the following:

     Bahaa Fam is Portfolio Manager of Large Cap Portfolio, which he has managed since May 2, 2005. Since joining Fidelity Investments in 1994, Mr. Fam has worked as a senior quantitative analyst and as a portfolio manager for other funds and trust accounts managed by FMR and its affiliates.

                                                                         L-24511